UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 9, 2004

                                RAMP CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                   0-24768               84-1123311
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(State or Other Jurisdiction      (Commission           (I.R.S. Employer
     of Incorporation)            File Number)        Identification No.)


          33 Maiden Lane, New York, NY                   10038
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     (Address of Principal Executive Offices)         (Zip Code)


                                 (212) 440-1500
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              (Registrant's Telephone Number, Including Area Code)




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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

         On November 10, 2003, Ramp Corporation (the "Company") announced the completion of its previously disclosed acquisition of substantially all of the assets of The Duncan Group, Inc. d/b/a Frontline Physicians Exchange ("Frontline"). On January 26, 2004, the Company filed a Current Report on Form 8-K/A with the Securities and Exchange Commission including certain financial statements and pro forma information of Frontline for the periods contained therein. The Company hereby files this Current Report on Form 8-K to include the following financial statements and pro forma information of Frontline for the periods set forth below.

(a)      Financial Statements of Business Acquired

         o Audited financial statements of The Duncan Group, Inc. d/b/a Frontline Physicians Exchange ("Frontline") as of and for the years ended December 31, 2002 and 2001, together with independent auditors' report.

         o Unaudited financial statements of Frontline as of September 30, 2003 and for the nine months ended September 30, 2003 and 2002.

(b)      Pro Forma Financial Information

         o Unaudited pro forma condensed combined balance sheet as of September 30, 2003, giving pro forma effect to the Company's acquisition of Frontline as if it occurred on September 30, 2003.

         o Unaudited pro forma condensed combined statements of operations for the year ended December 31, 2003 and the nine months ended September 30, 2003, giving pro forma effect to the Company's acquisition of Frontline as if it occurred on January 1, 2003.

(c)      Exhibits

         23      Consent of BDO Seidman, LLP.

         99.1 o Audited financial statements of Frontline as of and for the years ended December 31, 2002 and 2001, together with independent auditors' report.

                 o Unaudited financial statements of Frontline as of September
                   30, 2003 and for the nine months ended September 30, 2003 and 2002.

         99.2 o Unaudited pro forma condensed combined balance sheet as of September 30, 2003, giving pro forma effect to the Company's acquisition of Frontline as if it occurred on September 30, 2003.

                 o Unaudited pro forma condensed combined statements of
                   operations for the year ended December 31, 2003 and the nine months ended September 30, 2003, giving pro forma effect to the Company's acquisition of Frontline as if it occurred on January 1, 2003.

                                S I G N A T U R E
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMP CORPORATION


                                             By: /s/ Mitchell M. Cohen
                                                --------------------------------
Date: June 9, 2004                           Name:  Mitchell M. Cohen
                                             Title: Chief Financial Officer and
                                                    Executive Vice President